Exhibit 21
Subsidiaries

Advocat Ancillary Services, Inc.
Advocat Distribution Services, Inc.
Advocat Finance, Inc.
Diversicare Afton Oaks, LLC
Diversicare Afton Oaks Property, LLC
Diversicare Assisted Living Services, Inc.
Diversicare Assisted Living Services NC, LLC
Diversicare Assisted Living Services NC I, LLC
Diversicare Assisted Living Services NC II, LLC
Diversicare Ballinger, LLC
Diversicare Briarcliff, LLC
Diversicare Briarcliff Property, LLC
Diversicare Chanute Property, LLC
Diversicare Chisolm, LLC
Diversicare Chisolm Property, LLC
Diversicare Clinton, LLC
Diversicare Council Grove Property, LLC
Diversicare Doctors, LLC
Diversicare Estates, LLC
Diversicare Glasgow Property, LLC
Diversicare Hartford, LLC
Diversicare Hartford Property, LLC
Diversicare Haysville Property, LLC
Diversicare Highlands, LLC
Diversicare Hillcrest, LLC
Diversicare Hillcrest Property, LLC
Diversicare Holding Company, LLC
Diversicare Humble, LLC
Diversicare Hutchinson Property, LLC
Diversicare Kansas, LLC
Diversicare Katy, LLC
Diversicare Lampasas, LLC
Diversicare Lampasas Property, LLC
Diversicare Larned Property, LLC
Diversicare Leasing Company II, LLC
Diversicare Leasing Corp.
Diversicare Management Services Co.
Diversicare Normandy Terrace, LLC
Diversicare of Avon, LLC
Diversicare of Big Springs, LLC
Diversicare of Bradford Place, LLC
Diversicare of Chanute, LLC
Diversicare of Chateau, LLC
Diversicare of Council Grove, LLC
Diversicare of Glasgow, LLC
Diversicare of Greenville, LLC
Diversicare of Haysville, LLC

Diversicare of Hutchinson, LLC
Diversicare of Larned, LLC
Diversicare of Mansfield, LLC
Diversicare of Nicholasville, LLC
Diversicare of Providence, LLC
Diversicare of Riverside, LLC
Diversicare of Sedgwick, LLC
Diversicare of Seneca Place, LLC
Diversicare of Siena Woods, LLC
Diversicare of St. Joseph, LLC
Diversicare of St. Theresa, LLC
Diversicare Paris, LLC
Diversicare Pharmacy Holdings, LLC
Diversicare Pinedale, LLC
Diversicare Property Co., LLC
Diversicare Rose Terrace, LLC
Diversicare Sedgwick Property, LLC
Diversicare Texas I, LLC
Diversicare Therapy Services, LLC
Diversicare Treemont, LLC
Diversicare Windsor House, LLC
Diversicare Windsor House Property, LLC
Diversicare Yorktown, LLC
Diversicare Yorktown Property, LLC
Senior Care Cedar Hills, LLC
Senior Care Florida Leasing, LLC
Senior Care Golfcrest, LLC
Senior Care Golfview, LLC
Senior Care Southern Pines, LLC
SHC Risk Carrier, Inc.
Sterling Health Care Management, Inc.